EXHIBIT 10.9

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                       CRAMERTON AUTOMOTIVE PRODUCTS, L.P.


                  Cramerton Automotive Products, L.P. (the
"Partnership"), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the
"Act"), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that:

                  1.  JPS Automotive L.P., a Delaware limited
partnership, ("JPS") is admitted to the Partnership as a general partner, and Seiren U.S.A. Corporation, a New York corporation, withdraws as a general partner of the Partnership.

                  2. Except as herein amended, the Certificate of Limited Partnership of the Partnership shall remain in full force and effect.

                  IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by the general partners of the Partnership duly authorized as of this 12th day of December, 1996.

                  CRAMERTON AUTOMOTIVE PRODUCTS, L.P.

                           By:      JPS Automotive L.P., a general partner
                                    By: PACJ, Inc., a general partner


                                        By:  /s/ J. Michael Stepp
                                           __________________________
                                              Name: J. Michael Stepp
                                              Title: Executive Vice President &
                                                         Chief Financial Officer

                           By:      Cramerton Management Corporation, a
                                    general partner

                                        By:  /s/ Dean C. Gaskins
                                               _____________________
                                              Name: Dean C. Gaskins
                                              Title: Executive Vice President &
                                                     Chief Operating Officer